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                                                                   Exhibit 99(n)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the captions "Financial Highlights" and "Experts" in the Prospectus and to the incorporation by reference of our report dated February 14, 2005 in this Registration Statement (Form N-2 No. 811-6674) of The Greater China Fund, Inc.


                                    /s/ Ernst & Young LLP

                                    ERNST & YOUNG LLP


New York, New York
November 3, 2005